January 2022 Governance Engagement Presentation

Forward Looking Statements and Non-GAAP Financial Measures 2 Unless expressly indicated or the context requires otherwise, the terms “Sotera Health,” “Company,” “we,” “us,” and “our” in this document refer to Sotera Health Company, a Delaware corporation, and, where appropriate, its subsidiaries on a consolidated basis. This presentation contains forward-looking statements that reflect management’s expectations about future events and the Company’s operating plans and performance and speak only as of the date hereof. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident” or the negative version of those words or other comparable words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates and expectations of the Company’s future performance and the future performance of the markets in which the Company operates in light of information currently available to us. The inclusion of this forward- looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. These forward-looking statements are subject to various risks, uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. These risks and uncertainties include, without limitation, any disruption in the availability or supply of ethylene oxide (“EO”) or cobalt-60 (“Co-60”); changes in industry trends, environmental, health and safety regulations or preferences; the impact of current and future legal proceedings and liability claims, including litigation related to purported exposure to emissions of EO from our facilities in Illinois, Georgia and New Mexico and the possibility that other claims will be made in the future relating to these or other facilities; our ability to increase capacity at existing facilities, renew leases for our leased facilities and build new facilities in a timely and cost-effective manner; intense competition for qualified employees in the industries in which we operate; the risks of doing business internationally; and any inability to pursue strategic transactions or find suitable acquisition targets. For additional discussion of these risks and uncertainties, please refer to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the SEC, including its Quarterly Reports on Form 10-Q, including under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and estimated total and serviceable addressable markets. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified this market data. While we are not aware of any misstatements regarding any industry or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors, including those described under the headings of “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2020, and in the Company’s other SEC filings. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. The Sotera Health name, our logo and other trademarks mentioned in this presentation are the property of their respective owners. All Company data and financial information included in this presentation is as of September 30, 2021, unless otherwise stated.

3 We are driven by our mission: Safeguarding Global Health® COMPANY OVERVIEW

Safeguarding Global Health® through our sterilization services, lab testing and advisory services 4 What we do… …and how we do it… …leads to strong results What we do… …and how we do it… …leads to strong results Leader in lab testing and advisory services  Provide mission-critical services to blue chip customers with multi-year contracts  Unmatched network of local facilities to support customer requirements and growth  In an increasingly regulated industry, we are a global leader in technical and regulatory expertise  Organic and inorganic growth  Our culture – Safety, quality, accountability and excellence  Revenue growth every year since 2005  Strong earnings margins  ~$33 billion TAM(1) and growing  Consistent track record of cash flow generation  Well-positioned for growth in global healthcare market without payor reimbursement risk What we do… Leader in sterilization services Our capabilities, scale and knowhow are not easily replicated… Our mission-critical services serve broad human health and well-being needs (1) 2019 Management estimated total addressable markets for in-house and outsourced terminal sterilization and outsourced medical device and pharmaceutical lab testing.

Our Mission: Safeguarding Global Health® 5 Our purpose is greater than our products and services - the integrity, safety and excellence of our work are at the heart of countless healthcare experiences and touch the lives of millions across the globe. Recently one of our Sterigenics facilities rapidly sterilized an artificial heart for a patient in Spain Sterigenics sterilizes vials, stoppers and swabs for the COVID-19 vaccine Nelson Labs has tested the effectiveness of masks used for safety during the pandemic Nordion supplies the Cobalt-60 used in Gamma Knife® surgery to treat brain tumors Nelson Labs tests the effectiveness of most hand sanitizers and disinfectants used in homes and hospitals

Our breadth of services touches all key medical device and pharmaceutical categories 6 Inhalation Injectables Biologics Ophthalmic Oral Topical Suppository In-vitro diagnostics and analytical tools Orthopedic and ophthalmic implants Drug delivery Collection Swabs Personal protective equipment (PPE) Endoscopy Cardiovascular implantables Medical device Pharmaceutical Vascular catheters Surgical kits Pharma packaging Non-injectable sterile fluids Our business aligns naturally with UN Sustainable Development Goal #3, “Ensure healthy lives and promote well-being for all at all ages”

7 We primarily serve the essential and growing medical device, pharma and food safety markets …leads to strong results Medical Devices Pharmaceutical Food We serve 40 of the top 50 medical device companies globally(3) We serve 8 of the top 10 global pharma companies(3) We serve several large customers in the food processing industry  Global medical device R&D spend for top 20 companies is expected to grow at a 4% CAGR and reach ~$24B by 2024(4)  More than 20B devices sold in the United States every year are sterilized with EO, accounting for ~50% of devices that require sterilization(6)  Worldwide pharmaceutical R&D spend forecasted to grow steadily at ~3% CAGR(5), reaching $233B by 2026(4)  Increasing regulatory and risk management demands in the pharmaceutical space  1 in 6 Americans get sick from contaminated foods or beverages every year(6)  3,000 Americans die annually from foodborne illnesses(7)  Foodborne illnesses cost ~$16B each year(8) Our growing end markets represent the expanding need for what we do Global population expected to increase by 2B people in next 30 years(1) US health expenditures expected to rise from ~18% of GDP in 2018 to ~20% in 2028(2) Aging population with increased prevalence of chronic disease Increased focus globally on food quality and safety (1) Data published by the United Nations in 2019; (2) Estimates by the Centers for Medicare & Medicaid Services in 2020; (3) Based on revenue as of July 31, 2020; (4) EvaluatePharma® July 2020, Evaluate Ltd; (5) 2019-2026 CAGR; (6) Food and Drug Administration, 2019; (7) Center for Disease Control and Prevention; (8) US Department of Agriculture.

Healthy lives and well-being during COVID-19 – selected Sotera Health examples 8 Sterigenics Nelson Labs Nordion  Sterilizes PPE used by COVID-19 responders and processes swabs used in COVID-19 testing  Sterilizes various medical equipment needed to treat COVID-19 patients  Sterilizes equipment and supplies needed for vaccine production/bioprocessing  Produces Co-60 used to sterilize vaccine production and other bioprocessing equipment  Produces Co-60 used to sterilize medical equipment, including surgical masks, gloves, and testing swabs  Tests PPE (respirators, masks, gowns, etc.) and swabs  Tests viral efficacy of disinfectants, hand sanitizers and related products  Ensures safety of delivery materials and packaging for vaccines (vials, stoppers)

9 HOW WE DO BUSINESS Our mission and values in action

Our values drive our business and guide our ESG strategy 10 We are uncompromising in our commitment to health and well-being We value our people who are part of a global team that is diverse, respectful, passionate and collaborative We exceed the expectations of our stakeholders and continue to improve and innovate in everything we do Safety Customer focus People Integrity Excellence We are honest, reliable and accountable in everything we do We are driven to fulfill our customers’ needs with the highest quality and care

11 Values represent common practices across our businesses • The development of our values is a result of organic, global employee discussions – Cross-functional team of employees from multiple businesses involved – Employees identified common ideals and practices across Sotera Health – Employee-driven values embraced by larger organization • Values serve as the guiding principles for our Global Code of Conduct – All employees train annually on our Global Code of Conduct – Supplier Code of Conduct outlines our expectations for those with whom we engage • Annual executive and employee assessments based on values, not just financial results – “How” is as important as “what” – Tools and training provided to develop the “How,” including collaboration and leadership skills

12 Important practices and initiatives ESG HIGHLIGHTS

13 • ESG focus follows naturally from our mission and values – Committed to Safeguarding Global Health® – We help to ensure the safety of millions of patients and health care workers globally • Board-level oversight – ESG oversight by Nominating & Corporate Governance (“NCG”) Committee and full Board – NCG Committee Chair has deep expertise in ESG – ESG is a standing Board agenda item • Internal ESG Committee created with Executive Management Leadership – Regular discussions with CEO – Multi-year strategy to coordinate, drive and disclose ESG activities and new ESG initiatives that are most meaningful to stakeholders ESG is fundamental to Sotera Health

Environmental highlights & roadmap

We are committed to environmental stewardship and sustainability

- Experienced team with environmental expertise, empowered to ensure best practices
- Executive leader of EH&S reports to CEO
- Business leaders accountable for environmental goals

Track record of continuous improvement and environmental innovation

- KPIs for environmental performance set annually and monitored for each business
- Regular training to drive compliance and best practices
- Industry leadership on EO environmental emissions controls
- Launched EO microsite to provide transparency and education
- 3R's program (Reduce, Reuse, Reclaim), to work with customers for optimized EO usage
- Climate-friendly[1] Co-60 gamma sterilization leadership at Nordion/Sterigenics
- Nordion Co-60 recycling innovation, which reduces waste and returns climate-friendly energy source
- Other initiatives across businesses to reduce waste and environmental footprint

Stewardship to secure the future of healthcare needs

- Nordion investing to foster climate-friendly Co-60 supply for future healthcare needs
- Sterigenics investing in enhanced EO emissions controls, well beyond regulatory requirements
- Nelson Labs validating established disinfection test methods against new COVID variants

Sotera Health

(1) Gamma energy from Co-60 sources, which are produced in nuclear reactors, does not result in direct carbon emissions.

© 2022 Sotera Health Company | All Rights Reserved.

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Social highlights & roadmap 15 Leadership commitment to driving social impact efforts • CEO signed PwC CEO Pledge for Diversity and Inclusion • Launched DE&I council, chaired by CEO, and rolled out DE&I program, including Unconscious Bias training • Broad employee engagement to assess and promote employee well-being • Significant investment in global employee training, modules ranging from safety to leadership skills • Supply chain oversight, including Supplier Code of Conduct • On-going community engagement, including at Nordion Co-60 processing facility • Community Response Fund donated over $750,000 in 2020 to local charities where we operate We are mission-driven to serve social needs • Our mission, Safeguarding Global Health®, drives our values and our actions • Our values are rooted in serving patients/consumers, communities, employees and investors • Serving stakeholders through the pandemic is a recent example of delivering on social needs Stewardship to further progress social impact initiatives • Conducting wage-gap gender/ethnicity (pay equity) analysis, and further driving DE&I initiatives • Enhancing communication with stakeholders to dispel misunderstanding around EO risks • Continuing to work with governments, communities and industry partners to combat COVID

Governance highlights & roadmap 16 Implementation of best practices for Board governance • Majority vote for election of directors in uncontested elections • Non-employee directors regularly hold sessions without management • Annual Board and Committee self-evaluations • Annual review of Board independence • All Board members (except CEO) & Committee members meet Nasdaq independence standards • Board includes diverse directors and meets Nasdaq diversity standards We are committed to strong governance practices • Investor ownership and participation as directors on the Board • Over 60% owned by two investment firms, each with commitment to stockholder value • Global Code of Conduct applies to employees, officers and directors • Supplier Code of Conduct in place for supplier oversight Clearly defined compensation practices • Prohibition on hedging and pledging company stock applicable to executives and directors • Stock ownership guidelines applicable to executives and directors • No tax gross-ups for executives or directors • 2022 proxy will include enhanced Large Accelerated Filer compensation disclosures (1) (1) Compared to 2021 Emerging Growth Company disclosures

17 ESG performance and initiatives align with global leadership in our markets Platform geared for continued M&A 2 transformational and 9 bolt-on acquisitions(2) Operational excellence Industry Leading Margins Trusted global partner at scale 50 sterilization facilities 15 lab and Expert Advisory Services facilities Strong industry dynamics Essential and regulated markets Large and growing total addressable market ~$33bn TAM(1) Difficulty of what we do drives attractive returns Track record Expertise Scale Strong financial profile Revenue growth since 2005 Strong margins Excellent visibility Established and experienced management team M&A execution Capital deployment ESG execution (1) Management estimates for 2019; (2) Since 2013.